UNITED  STATES
                    SECURITIES  AND  EXCHANGE  COMMISSION

                          WASHINGTON,  DC  20549


                                FORM  8-K

                              CURRENT  REPORT

              PURSUANT  TO  SECTION  13  OR  15(D)  OF  THE
                   SECURITIES  EXCHANGE  ACT  OF  1934



     DATE  OF  REPORT  (DATE  OF  EARLIEST  EVENT  REPORTED):  JULY  15,  1998


                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




      UNITED STATES
      OF AMERICA            333-03557-03              56-6486468
      ----------            ------------              ----------
     (STATE OR OTHER        (COMMISSION FILE          (IRS EMPLOYER
     JURISDICTION OF        NUMBER)                   IDENTIFICATION NO.)
     INCORPORATION


                           NATIONSBANK AUTO OWNER TRUST 1996-A
                               TRANSAMERICA SQUARE
                                  NC1-021-03-07
                             401 NORTH TRYON STREET
                        CHARLOTTE, NORTH CAROLINA  28255
                                 (704) 386-5000


                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                    ----------------------------------------

     REGISTRANT'S  TELEPHONE  NUMBER  INCLUDING  AREA  CODE:  (704)  386-5000

ITEM  5.               OTHER  EVENTS
                       -------------

       THE  REGISTRANT  HEREBY  INCORPORATES  BY  REFERENCE  THE  INFORMATION
       CONTAINED  IN  EXHIBIT  99     HERETO  IN  RESPONSE  TO  THIS  ITEM 5.


ITEM  7.           FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
                   ---------------------------------------------------------
                   EXHIBITS
                    -------

(C)     EXHIBITS

99               MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
                 NATIONSBANK  AUTO  OWNER  TRUST  1996-A

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                       NATIONSBANK AUTO OWNER TRUST 1996-A
                       -----------------------------------
                                   (REGISTRANT)



DATED:                             BY:  /S/  SUZANNE  W.  CASTLEBERRY
                                         -----------------------------
                                   NAME:     SUZANNE  W.  CASTLEBERRY
                                   TITLE:    VICE  PRESIDENT
                                   NATIONSBANK,  N.A.
                                   (DULY  AUTHORIZED  OFFICER)

                                INDEX TO EXHIBITS
                                -----------------



EXHIBIT
NUMBER                         EXHIBIT
------                         -------

99          MONTHLY  SERVICERS  CERTIFICATE  FOR  NATIONSBANK,  N.A.
            NATIONSBANK  AUTO  OWNER  TRUST  1996-A


                                         MONTHLY SERVICERS CERTIFICATE
                                          SERVICER: NATIONSBANK, N.A.
                                      NATIONSBANK AUTO OWNER TRUST 1996-A





                                                            Collection Period                         June 1998
                                                              Determination Date                         7/8/98
                                                                   Deposit Date                         7/14/98
                                                              Distribution Date                         7/15/98


POOL BALANCE
Pool Balance on the close of the last day                                        720,718,515.18
  of the preceding Collection Period
Less: Collections and Liquidation Proceeds allocable                              43,373,347.71
    to principal
  Purchase Amount allocable to Principal                                                   0.00
  Realized Losses                                                                    989,659.74
                                                                                 ---------------
Pool Balance on the close of the last day                                        676,355,507.73
    of the Collection Period
Collections allocable to Principal received
  from Collection Period up to and including
  the Second Business Day immediately preceding                                    7,075,040.15
                                                                                   -------------
  the Current Determination Date
Pool Balance as of the Second Business Day
   immediately preceding                                                         669,280,467.58
the Current Determination Date
Original Pool Balance                                                          2,136,187,667.91
Pool Factor                                                                         31.3306025%






Portfolio Balances and Pool Factors  Beginning                End
                                     of Period                of Period
                                     -----------------------  --------------
  Class A-1 Note Balance                                  -                -
  Class A-1 Pool Factor                           0.0000000        0.0000000
  Class A-2 Note Balance                                  -                -
  Class A-2 Pool Factor                           0.0000000        0.0000000
  Class A-3 Note Balance                     366,306,087.15   323,367,799.67
  Class A-3 Pool Factor                           0.8009789        0.7070884
  Class A-4 Note Balance                     175,000,000.00   175,000,000.00
  Class A-4 Pool Factor                           1.0000000        1.0000000
  Class B-1 Certificate Balance               96,129,000.00    96,129,000.00
  Class B-1 Pool Factor                           1.0000000        1.0000000
  Class B-2 Certificate Balance               74,783,667.91    74,783,667.91
  Class B-2 Pool Factor                           1.0000000        1.0000000

  Weighted Average Coupon                                         10.3466000%
  Weighted Average Original Term                                        61.8
  Weighted Average Remaining Term                                       28.9







COLLECTIONS
Interest:
  Collections and Liquidation Proceeds allocable to interest                                    6,391,990.13
  Recoveries                                                                                      294,503.27
  Purchase Amount allocable to Interest                                                                 0.00
                                                                                            -----------------
    Total Interest Collections                                                                  6,686,493.40
  Advances for the related Distribution Date                                                      916,225.50
  Less:  Outstanding Advances to be reimbursed                                                  1,117,224.20
                                                                                            -----------------
    Available Interest                                                                          6,485,494.70

Principal:
  Collections and Liquidation Proceeds allocable to Principal (for the Collection Period)      43,373,347.71
  Purchase Amount allocable to Principal  (for the Collection Period)                                   0.00
  Collections allocable to Principal received up to and including the Second
     Business Day immediately preceding the Current Determination Date                          7,075,040.15
    Less:   Prior Month Collections allocable to Principal up to and
       including the Second Business Day immediately preceding the
       Current Determination Date                                                               8,499,760.12
                                                                                            -----------------
    Available Principal                                                                        41,948,627.74

    Available Funds                                                                            48,434,122.44
Regular Principal (equals Available Principal plus Realized Losses)                            42,938,287.48



REQUIRED DISTRIBUTABLE AMOUNTS
Reimbursement of Outstanding Advances on Defaulted Receivables                                     48,688.59
Servicing Fee (inc. unpaid amount from prior periods)                                             600,598.76
Noteholder Amounts
  Class A-1 Monthly Interest                                                                            0.00
  Class A-1 Interest Carryover Shortfall                                                                0.00
                                                                                            -----------------
    Total                                                                                               0.00

  Class A-2 Monthly Interest                                                                            0.00
  Class A-2 Interest Carryover Shortfall                                                                0.00
                                                                                            -----------------
    Total                                                                                               0.00

  Class A-3 Monthly Interest                                                                    1,946,001.09
  Class A-3 Interest Carryover Shortfall                                                                0.00
                                                                                            -----------------
    Total                                                                                       1,946,001.09

  Class A-4 Monthly Interest                                                                      966,145.83
  Class A-4 Interest Carryover Shortfall                                                                0.00
                                                                                            -----------------
    Total                                                                                         966,145.83

    Total Accrued Note Interest                                                                 2,912,146.92

  Class A-1 Monthly Principal                                                                           0.00
  Class A-1 Principal Carryover Shortfall                                                               0.00
                                                                                            -----------------
    Total                                                                                               0.00

  Class A-2 Monthly Principal                                                                           0.00
  Class A-2 Principal Carryover Shortfall                                                               0.00
                                                                                            -----------------
    Total                                                                                               0.00

  Class A-3 Monthly Principal                                                                  42,938,287.48
  Class A-3 Principal Carryover Shortfall                                                               0.00
                                                                                            -----------------
    Total                                                                                      42,938,287.48

  Class A-4 Monthly Principal                                                                           0.00
  Class A-4 Principal Carryover Shortfall                                                               0.00
                                                                                            -----------------
    Total                                                                                               0.00

    Total Noteholders' Principal Payment Amount                                                42,938,287.48

Certificateholder Amounts
  Class B-1 Monthly Interest                                                                      540,725.63
  Class B-1 Interest Carryover Shortfall                                                                0.00
                                                                                            -----------------
    Total                                                                                         540,725.63

  Class B-2 Monthly Interest                                                                      428,448.10
  Class B-2 Interest Carryover Shortfall                                                                0.00
                                                                                            -----------------
    Total                                                                                         428,448.10

    Total Accrued Certificate Interest                                                            969,173.73

  Class B-1 Monthly Principal                                                                           0.00
  Class B-1 Principal Carryover Shortfall                                                               0.00
                                                                                            -----------------
    Total                                                                                               0.00

  Class B-2 Monthly Principal                                                                           0.00
  Class B-2 Principal Carryover Shortfall                                                               0.00
                                                                                            -----------------
    Total                                                                                               0.00

    Total Certificateholders' Principal Distribution Amount                                             0.00

Total required distributable amount                                                            47,468,895.48
Less: Total Available Funds                                                                    48,434,122.44
                                                                                            -----------------
Net Available Funds   (Shortfall) Excess                                                          965,226.96
Withdrawal from Reserve Account (If Shortfall)                                                          0.00
Deposit to Reserve Account (If Excess)                                                            965,226.96


DISTRIBUTIONS
Deposit to the Collection Account
  Available Interest                                                                            6,485,494.70
  Available Principal                                                                          41,948,627.74
  Withdrawal from Reserve Account                                                                       0.00
  Less:  Amounts to be withheld by Servicer
      a)   Reimbursement of Outstanding Advances on Defaulted Receivables                          48,688.59
      b)   Servicing Fee                                                                          600,598.76
                                                                                            -----------------
  Net Deposit to Collection Account                                                            47,784,835.09

Deposit to Note Payment Account
  Class A-1 Interest Distribution                                                                       0.00
  Class A-2 Interest Distribution                                                                       0.00
  Class A-3 Interest Distribution                                                               1,946,001.09
  Class A-4 Interest Distribution                                                                 966,145.83
  Class A-1 Principal Distribution                                                                      0.00
  Class A-2 Principal Distribution                                                                      0.00
  Class A-3 Principal Distribution                                                             42,938,287.48
  Class A-4 Principal Distribution                                                                      0.00
                                                                                            -----------------
    Total Deposit to Note Payment Account                                                      45,850,434.40

Deposit to Certificate Distribution Account
  Class B-1 Interest Distribution                                                                 540,725.63
  Class B-2 Interest Distribution                                                                 428,448.10
  Class B-1 Principal Distribution                                                                      0.00
  Class B-2 Principal Distribution                                                                      0.00
                                                                                            -----------------
    Total Deposit to Certificate Distribution Account                                             969,173.73

Deposit to Reserve Account                                                                        965,226.96


SPECIFIED RESERVE ACCOUNT BALANCE
GREATER OF:
  (I) Sum of:
    (a) Percentage applicable times                                                     7.00%
          Pool Balance as of the last day of the prior Collection Period less Principal collected up to and including the second Business Day
          preceding the most recent Determination Date                        669,280,467.58   46,849,632.73
                                                                                            -----------------
          and,
    (b) Specified Interest Reserve Amount  (Three months interest                               2,907,521.17
                                                                                            -----------------
                  on the Certificates if Notes are Outstanding)                                49,757,153.90
           and
  (II) Lesser of:
        (a) $26,702,346.                                                                       26,702,346.00
          and
    (b) Aggregate outstanding Note Principal Balance and
          Aggregate sum of Certificate Balances                                               669,280,467.58

  Specified Reserve Account Balance                                                            49,757,153.90

RESERVE ACCOUNT RECONCILIATION
  Beginning Balance  (Initial Balance is 2.5% of Original Pool Balance)                        52,762,834.02
  Deposit from Available Interest and Available Principal                                         965,226.96
  Investment Earnings                                                                             225,068.21
  Less:
    Accrued and unpaid Servicing Fees                                                                   0.00
    Amounts to be distributed to Securityholders'                                                       0.00
                                                                                            -----------------
  Balance                                                                                      53,953,129.19
  Less: Withdrawal by holder of Contingent Payment Right of Excess
              of Reserve Account Balance Over Specified Reserve Account Balance                 4,195,975.29
                                                                                            -----------------
  Ending Balance                                                                               49,757,153.90


  Interest Reserve Amount                                                                       2,907,521.17
  Available Reserve Amount                                                                     46,849,632.73




INSTRUCTIONS TO THE TRUSTEE

  Amount to be deposited from the Collection Account                                           45,850,434.40

  Amount to be deposited from the Collection Account                                              969,173.73
     into the Note Payment Account
  Amount to be deposited from the Collection Account                                              965,226.96
    into the Reserve Account
  Amount to be deposited from the Reserve Account to the account of the
    holder of the Contingent Payment Right                                                      4,195,975.29

  Amount to be deposited from the Reserve Account into the Collection Account                           0.00

NET LOSS AND DELINQUENCY ACTIVITY

Realized Losses                                                                                   989,659.74
Net Loss Ratio (annualized)
  For the current Collection Period                                                                     1.19%
  For the preceding Collection Period                                                                   1.49%
  For the second preceding Collection Period                                                            1.96%
                                                                                            -----------------
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)              1.55%







Delinquency Analysis
                                                               Number of   Principal
                                                               Loans       Balance
                                                               ----------  -------------
     30 to 59 days past due                                         2142   18,013,148.29
     60 to 89 days past due                                          463    3,892,597.92
     90 or more days past due                                        364    3,185,052.43
                                                               ----------  -------------
    Total                                                           2969   25,090,798.64

Collateral Repossessed and Held by the Trust (included in
    above Delinquency Amounts)                                       242    2,150,431.06

Delinquency Ratio including Repossessions
  For the current Collection Period                                 1.05%
  For the preceding Collection Period                               0.96%
  For the second preceding Collection Period                        0.92%
                                                               ----------
Average Delinquency Ratio (Specified Reserve Account Balance        0.98%
    increases if greater than 1.25%)

Loss and Delinquency Trigger Indicator                               YES

Equity Percentage                                                  32.97%

Repurchased Receivables                                             0.00



@